CONSENT TO TRANSFER AGREEMENT

THIS CONSENT TO TRANSFER AGREEMENT (this "Agreement") is made effective as of the 29 day of September, 2008 by and among ARC RACADOH001, LLC, a Delaware limited liability company, ARC RACAROH001, LLC, a Delaware limited liability company, ARC RAELPOH001, LLC, a Delaware limited liability company, ARC RALISOH001, LLC, a Delaware limited liability company, ARC RACARPA001, LP, a Delaware limited partnership, ARC RAPITPA001, LP, a Delaware limited partnership (each, and collectively, the "Borrower"), American Realty Capital Holdings, LLC, a Delaware limited liability company ("Realty Capital") and Milestone Partners Limited, a New York corporation ("Partners") (collectively, Realty Capital and Partners shall be referred to as the "Assignor"), American Realty Capital Operating Partnership, L.P., a Delaware limited partnership (the "Assignee"), and Wells Fargo Bank, N.A., as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the "Noteholder").

RECITALS:

A. The Borrower executed and delivered to the order of NATIXIS COMMERCIAL MORTGAGE FUNDING, LLC, a Delaware limited liability company (the "Lender") a certain Amended and Restated Promissory Note dated October 12, 2007 (which amended and restated a promissory note dated August 13, 2007) (the "Note"), in the stated principal amount of $12,808,265.00 which Note evidences a loan (the "Loan") made by the Lender to the Borrower. To secure the repayment of the Note, the Borrower, among other things, executed and delivered an Amended and Restated Loan Agreement dated October 12, 2007 (which amended and restated a loan agreement dated August 13, 2007) (the "Loan Agreement") and multiple mortgages each entitled Open-End Mortgage, Assignment of Leases and Rents and Security Agreement, and dated as of either August 13, 2007 or October 12, 2007, as the case may be (collectively, the "Security Instrument"), recorded in various counties in Ohio and Pennsylvania, that grants a lien on certain property described on Exhibit A attached hereto and incorporated herein by this reference and more particularly described in the Security Instrument (the "Premises"). The Borrower is liable for the payment and performance of all of the Borrower's obligations under the Note, the Security Instrument, and all other documents evidencing, securing, guaranteeing or otherwise pertaining to the Loan listed on Exhibit B attached to this Agreement (the "Loan Documents"). The term Loan Documents for the purposes of this Agreement shall also be deemed to include the Guaranty (hereinafter defined in Section 6).

B. Each of the Loan Documents has been duly assigned or endorsed to the Noteholder.

C. The current ownership structure of the Borrower is as follows:

1. ARC RACADOH001, LLC is owned 100% by ARC/Milestone Capital Ventures, LLC, a Delaware limited liability company ("ARC/Milestone").

2. ARC RACAROH001, LLC is owned 100% by ARC/Milestone.

3. ARC RAELPOH001, LLC is owned 100% by ARC/Milestone.

4. ARC RALISOH001, LLC is owned 100% by ARC/Milestone.

5. ARC RAPITPA001, LP is owned by ARC/Milestone with a 99% limited partnership interest and ARC RAPITPA001, GP, LLC with a 1% general partnership interest.

6. ARC RACARPA001, LP is owned by ARC/Milestone with a 99% limited partnership interest and ARC RACARPA001 GP, LLC with a 1% general partnership interest.

7. ARC/Milestone is owned 50% by each of Realty Capital and Partners.

8. ARC RAPITPA001, GP, LLC and ARC RACARPA001 GP, LLC are each 100% owned by ARC/Milestone.

9. All interests detailed above owned by Assignor in ARC/Milestone are defined herein collectively as the "Interest". The Assignor desires to transfer its Interest to the Assignee (the "Transfer").

D. The Noteholder as the holder of the Note and beneficiary under the Security Instrument has been asked to consent to the Transfer by the Assignor to the Assignee.

E. The Noteholder has agreed to consent to the Transfer subject to the terms and conditions stated below.

F. That certain Pooling and Servicing Agreement ("PSA") dated as of December 20, 2007 authorizes Capmark Finance Inc. ("Servicer"), on behalf of the Noteholder, under certain terms and conditions to waive the due on sale clause and facilitate the Transfer, and the Servicer has elected to do so on the terms and conditions set forth in this Agreement. Servicer's execution and delivery of this Agreement is binding upon the Noteholder pursuant to the PSA.

AGREEMENT:

In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Noteholder, the Borrower, the Assignor, and the Assignee agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement.

2. Ratification of Obligation. The provisions of the Loan Documents are incorporated herein by this reference, as if fully set forth herein. The Assignee acknowledges and agrees that any reference to the Assignor in the Loan Documents shall be deemed to refer to the Assignee. The Assignee hereby adopts, ratifies and confirms as of the date hereof all of the

representations, warranties and covenants of the Assignor contained in the Loan Documents, in connection with the Loan, as if the Assignee was the Assignor named in the Loan Documents.

3. The Borrower's Acknowledgments, Representations and Warranties. The Borrower acknowledges, represents and warrants to the Noteholder as of the date of this Agreement that:

(a) The Security Instrument is a valid first lien on the Premises for the full unpaid principal amount of the Loan and all other amounts as stated in the Loan Documents.

(b) There are no defenses, offsets or counterclaims to the Note, the Security Instrument or the other Loan Documents.

(c) There are no defaults by the Borrower under the provisions of the Note, the Security Instrument or the other Loan Documents, nor are there any conditions which with the giving of notice or the passage of time or both may constitute a default by the Borrower under the provisions of the Note, the Security Instrument or the other Loan Documents.

(d) All provisions of the Note, the Security Instrument and the other Loan Documents are valid, in full force and effect and enforceable in accordance with their terms.

(e) There are no subordinate liens of any kind covering or relating to the Premises, nor are there any mechanics liens or liens for unpaid taxes or assessments encumbering the Premises, nor has notice of a lien or notice of intent to file a lien been received.

(f) To the best of Borrower's knowledge, the following items regarding the Premises which have become due and payable have been paid or, with the approval of Noteholder, an escrow fund sufficient to pay them has been established: taxes; government assessments; insurance premiums; water, sewer and municipal charges; and any other charges affecting the Premises.

(g) Except as otherwise previously disclosed to Lender or Noteholder in writing, to the best of Borrower's knowledge, the improvements to the Premises and the use or uses of the Premises comply with all applicable statutes, rules and regulations, including all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, access for the disabled, environmental protection, zoning and land use.

(h) Neither Borrower, nor any principal of Borrower is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Premises is located or in any other court located in the United States.

(i) No part of any Premises subject to the Security Instrument has been taken in condemnation or other like proceeding to an extent which would impair the value of the Premises, the Security Instrument or the Loan or the usefulness of such Premises for the purposes contemplated, nor, to the best of Borrower's knowledge, is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Premises.

(j) To the best of Borrower's knowledge, all parties furnishing labor and materials to or for the benefit of the Premises have been paid in full and, except for such liens or claims insured against by the policy of title insurance to be issued or endorsed in connection with the Transfer, there are no mechanics', laborers' or materialmen's liens or claims outstanding for work, labor or materials affecting the Premises, whether prior to, equal with or subordinate to the lien of the Security Instrument.

(k) To the best of Borrower's knowledge, no person, party, firm or corporation has (1) any possessory interest in the Premises or right to occupy the same except under and pursuant to the provisions of existing leases by and between tenant and the Borrower; or (2) an option to purchase the Premises or an interest therein except as may be set forth in the applicable Sole Tenant Lease (as defined in the Loan Agreement).

(l) Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such taxes. To the best of Borrower's knowledge, there are not presently pending any special assessments against the Premises or any part thereof.

(m) There has been no material adverse change in the financial condition of Borrower or any principal of Borrower between the respective dates of the most recent financial statements furnished to Noteholder and the date hereof.

The Borrower understands and intends that the Noteholder will rely upon the acknowledgments, representations and warranties contained herein.

4. Assignee's Representations and Warranties. The Assignee represents and warrants to the Noteholder as of the date of this Agreement that the Assignee does not have any knowledge that any of the representations made by the Borrower in paragraph 3 above are not true and correct. Neither Assignee, nor any person owning an interest in Assignee (except that Assignee's knowledge shall not require any investigation into ownership of publicly traded stock or other publicly traded securities), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), or is a Specially Designated National or Blocked Person under the programs administered by OFAC. If the foregoing certification, representation and warranty shall at any time be or become untrue or incorrect during the term of the Loan, an Event of Default shall be deemed to have occurred under the Loan Documents. The Assignee understands and intends that the Noteholder will rely on the representations and warranties contained herein.

5. Consent to Transfer. The Noteholder hereby consents to the Transfer subject to the terms and conditions set forth in this Agreement. The Noteholder's consent to the Transfer is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Noteholder's consent pursuant to the terms of the Loan Documents.

6. Assumption by the Assignee of Liability for the Exceptions to Non-Recourse. The Assignee has executed and delivered to the Noteholder that certain Amended and Restated Guaranty of Recourse Obligations dated of even date herewith (the "Guaranty") to evidence the Assignee's assumption of liability (along with William M. Kahane and Nicholas S. Schorsch with joint and several liability) for certain other matters with respect to the Loan, as more fully set forth in the Guaranty.

7. Release of American Realty Capital, LLC. In reliance on parties' acknowledgments, representations and warranties in this Agreement, and in consideration for releases contained in Paragraph 12 of this Agreement, the Noteholder releases American Realty Capital, LLC ("Old Guarantor") from its obligations under its Amended and Restated Guaranty of Recourse Obligations dated October 12, 2007 (the "Old Guaranty"), provided that the Old Guarantor is not released from any liability pursuant to this Agreement for any liability under the Old Guaranty that relates to the period prior to the date hereof regardless of when any condition giving rise to any such liability is discovered.

8. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of the Security Instrument or any of the other Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement may become liable, primarily or secondarily, under the Loan Documents. Except as expressly modified hereby, the Note, the Security Instrument, and the other Loan Documents remain unchanged, are hereby ratified and reaffirmed in all respects and shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens, operation and effect of the Security Instrument and the other Loan Documents, all of which are incorporated herein by this reference. Nothing herein shall be construed to constitute a novation of the Loan or of any of the Loan Documents. The Noteholder is hereby authorized to file Financing Statements or amendments to Financing Statements as the Noteholder deems necessary or desirable in connection with the Loan.

9. Costs. The Assignee agrees to pay all fees and costs (including reasonable attorneys' fees) incurred by the Noteholder in connection with the Noteholder's consent to and approval of the Transfer.

10. Financial Information. The Assignee represents and warrants to the Noteholder that all financial information and information regarding the management capability of the Assignee (if applicable) provided to the Noteholder was true and correct as of the date provided to the Noteholder and remains materially true and correct as of the date of this Agreement.

11. Addresses. The Borrower's address for notice hereunder and under the Loan Documents is:

c/o American Realty Capital, LLC
106 York Road
Jenkintown, PA 19046
Tel: (215) 887-2189
Fax: (215) 887-2585

Noteholder's address for notice hereunder is (and Noteholder's address for notice under the Loan Documents is amended to read) as follows:

Wells Fargo Bank, N.A., Trustee
c/o Capmark Finance Inc.
116 Welsh Road
Horsham, PA 19044
Re: Loan #99-1068399

12. Complete Release. The Assignee, the Borrower, and the Assignor hereby jointly and severally, unconditionally and irrevocably release and forever discharge the Lender, the Noteholder and Servicer, and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee, if any, under the Security Instrument (collectively, the "Indemnitees") from all Claims, as defined below. The Borrower, the Assignor and the Assignee jointly and severally agree to indemnify Indemnitees, and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Indemnitees in connection with the Claims, the Transfer or the breach by the Borrower, the Assignor or the Assignee of the Loan Documents, as amended herein, but only to the extent that such claims, losses, causes of action, costs and expenses arise out of or are in any way connected with or result from the acts, actions or omissions of the Borrower, the Assignor, or the Assignee.

As used in this Agreement, the term "Claims" shall mean any and all possible claims, demands, actions, fees, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which the Borrower, the Assignor, the Assignee, or any of their respective partners, limited partners, members, officers, directors, shareholders, agents or employees, may now or hereafter have against the Indemnitees, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise, arising out of or relating to the Loan or any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or transfer fees, any breach of fiduciary commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act,

intentional or negligent infliction of mental or emotional distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note but in each case only to the extent permitted by applicable law, provided, however, that Borrower shall not have any obligation to any Indemnitee hereunder if and to the limited extent that it is finally judicially determined that such Claims arose solely from the gross negligence, illegal acts, fraud or willful misconduct of such Indemnitee. The Borrower, the Assignee, and the Assignor agree that the Noteholder has no fiduciary or similar obligations to any of such parties and that their relationship is strictly that of creditor and debtor. This release is accepted by the Noteholder pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party hereto. The Borrower, the Assignor, and the Assignee hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claims to any other person.

13. Miscellaneous.

(a) This Agreement shall be construed according to and governed by the laws of the State of New York.

(b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

(c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

(e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

(f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

(g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(h) THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS AS SET FORTH IN SECTION 12 HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written, with the intent that this shall be deemed an instrument under seal.

ASSIGNEE:

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Trust, Inc., a Maryland corp., its general partner

By: ______________________
Name: Nicholas S. Schorsch
Title: Chairman and CEO

BORROWER:

ARC RACADOH001, LLC, a Delaware limited liability company

By: ARC/GF Capital Ventures, LLC, a Delaware limited liability company, its Managing Member

By: American Realty Capital, LLC, a Delaware limited liability company, its Manager

By: [signature]
Name: William M. Kahane
Title: President

ARC RACAROH001, LLC, a Delaware limited liability company

By: ARC/GF Capital Ventures, LLC, a Delaware limited liability company, its Managing Member

By: American Realty Capital, LLC, a Delaware limited liability company, its Manager

By: [signature]
Name: William M. Kahane
Title: President

ARC RAELPOH001, LLC, a Delaware limited liability company

By: ARC/GF Capital Ventures, LLC, a Delaware limited liability company, its Managing Member

By: American Realty Capital, LLC, a Delaware limited liability company, its Manager

By: [signature]
Name: William H. Kahane
Title: President

ARC RALISOH001, LLC, a Delaware limited liability company

By: ARC/GF Capital Ventures, LLC, a Delaware limited liability company, its Managing Member

By: American Realty Capital, LLC, a Delaware limited liability company, its Manager

By: [signature]
Name: William M. Kahane
Title: President

ARC RACARPA001, LP, a Delaware limited partnership

By: ARC RACARPA001 GP, LLC, a Delaware limited liability company, its General Partner

By: American Realty Capital, LLC, a Delaware limited liability company, its authorized signatory

By: ____________________
Name: William M. Kahane
Title: President

ARC RAPITPA001, LP, a Delaware limited partnership

By: ARC RAPITPA001 GP, LLC, a Delaware limited liability company, its General Partner

By: American Realty Capital, LLC, a Delaware limited liability company, its authorized signatory

By: ____________________
Name: William M. Kahane
Title: President

ASSIGNOR:

AMERICAN REALTY CAPITAL HOLDINGS, LLC, a Delaware limited liability company

By: [signature]
Name: William M. Kahane
Title: President

MILESTONE PARTNERS LIMITED, a New York corporation

By: [signature]
Name: WILLIAM M. KAHANE
Title: CHAIRMAN & CEO

CONTINUING GUARANTORS:

[signature]
WILLIAM M. KAHANE, an Individual

[signature]
NICHOLAS S. SCHORSCH, an Individual

OLD GUARANTOR:

AMERICAN REALTY CAPITAL, LLC, a
Delaware limited liability company

By: [signature]
Name: William M. Kahane
Title: President

NOTEHOLDER:

Wells Fargo Bank, N.A., as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust Commercial Mortgage Pass-Through Certificates, Series 2007-C1

By: Capmark Finance Inc.
Its: Master Servicer

By: ______________________
Name: Gary A. Routzahn
Title: Vice President, Manager

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared Nicholas S. Schorsch who acknowledged ~~herself~~/himself to be the Chairman & CEO of American Realty Capital Trust, Inc., a Maryland corporation, General Partner of **AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P.**, a Delaware limited partnership, and that ~~she~~/he as such Chairman and CEO, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by ~~herself~~/himself as Chairman and CEO.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of American Realty Capital, LLC, a Delaware limited liability company, Manager of ARC/GF Capital Ventures, LLC, a Delaware limited liability company, Managing Member of **ARC RACADOH001, LLC**, a Delaware limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of American Realty Capital, LLC, a Delaware limited liability company, Manager of ARC/GF Capital Ventures, LLC, a Delaware limited liability company, Managing Member of **ARC RACAROH001, LLC**, a Delaware limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of American Realty Capital, LLC, a Delaware limited liability company, Manager of ARC/GF Capital Ventures, LLC, a Delaware limited liability company, Managing Member of **ARC RAELPOH001, LLC**, a Delaware limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of American Realty Capital, LLC, a Delaware limited liability company, Manager of ARC/GF Capital Ventures, LLC, a Delaware limited liability company, Managing Member of **ARC RALISOH001, LLC**, a Delaware limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of **AMERICAN REALTY CAPITAL HOLDINGS, LLC**,, a Delaware limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as President.

In witness whereof, I hereunto set my hand and official seal.

____

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the Chairman and CEO of **MILESTONE PARTNERS LIMITED,** a New York corporation, and that he as such Chairman and CEO being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Chairman and CEO

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared **WILLIAM M. KAHANE**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

____
Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared **NICHOLAS S. SCHORSCH**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

____
Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of **AMERICAN REALTY CAPITAL, LLC**, a Delaware limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of American Realty Capital, LLC, a Delaware limited liability company, authorized signatory of ARC RACARPA001 GP, LLC, a Delaware limited liability company, General Partner of **ARC RACARPA001, LP,** a Delaware limited partnership, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

State of New York

County of New York

On this, the 29 day of September, 2008, before me, the undersigned officer, personally appeared William M. Kahane, who acknowledged himself to be the President of American Realty Capital, LLC, a Delaware limited liability company, authorized signatory of ARC RAPITPA001 GP, LLC, a Delaware limited liability company, General Partner of **ARC RAPITPA001, LP,** a Delaware limited partnership, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself as President.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

Eve LaMonica
Notary Public, State of New York
No. 01LA6164026
Qualified in New York County
Term Expires April 9, 2011

STATE OF PENNSYLVANIA §
§
COUNTY OF MONTGOMERY §

This instrument was acknowledged before me on the 29 day of September, 2008 by Gary A. Routzahn, Vice President, Manager of **Capmark Finance Inc.**, a California corporation, as Master Servicer for, and on behalf of, Wells Fargo Bank, N.A., Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust Commercial Mortgage Pass-Through Certificates, Series 2007-C1.

Christopher S. Hauck

Notary Public
My commission expires: 11/17/2009

(Seal)

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
CHRISTOPHER S. HAUCK, Notary Public
Horsham Twp., Montgomery County
My Commission Expires November 17, 2009

EXHIBIT A

LEGAL DESCRIPTION OF THE PREMISES

CARLISLE

ALL that certain parcel or tract of land situate on the southerly side of York Road (S.R. 0074), the northern side of Forge Road (Township Road) and the westerly side of Westminster Drive (S.R. 2003), in South Middleton Township, Cumberland County, Commonwealth of Pennsylvania, as shown on a Subdivision Plan as prepared by BL Companies, drawing No. SU-102, dated 6/26/06, and revised 8/1/06, said tract being more fully bounded and described as follows to wit:

BEGINNING at a point being the intersection of the southern legal right-of-way line of York Road (S.R. 0074) and the western legal right-of-way line of Westminster Drive (S.R. 2003); thence along the western legal right-of-way line of Westminster Drive (S.R. 2003) along a curve to the LEFT, having a radius of 305.00 feet, an arc distance of 6.45 feet, and a chord bearing South 13° 52'07" West a chord distance of 6.45 feet; thence South 13° 15'44" West a distance of 111.68 feet to a point; thence along a curve to the RIGHT, having a radius of 270.00 feet, an arc distance of 213.89 feet, and a chord bearing South 35° 57'25" West a chord distance of 208.34 feet to a point; thence South 58° 39'06" West a distance of 3.79 feet to a point; thence along a curve to the RIGHT, having a radius of 35.00 feet, an arc distance of 54.98 feet, and a chord bearing North 76° 20'54" West a chord distance of 49.50 feet to a point, said point lying in the northern right-of-way line of Forge Road (a Township Road); thence along said right-of-way line North 31° 20'54" West a distance of 363.62 feet to a point; thence North 31° 09'39" West a distance of 17.52 feet to a point; thence North 35° 31'38" West a distance of 193.15 feet to a point; thence along a curve to the RIGHT, having a radius of 55.00 feet, an arc distance of 66.19 feet, and a chord bearing North 01° 02'59" West a chord distance of 62.27 feet to a point; thence along a curve to the LEFT, having a radius of 65.00 feet, an arc distance of 84.86 feet, and a chord bearing North 03° 58'17" West a chord distance of 78.96 feet to a point, said point lying in the aforesaid southern legal right-of-way line of York Road; thence along said right-of-way line with a curve to the LEFT, having a radius of 5791.65 feet, an arc distance of 188.06 feet, and a chord bearing South 61° 27'11" East a chord distance of 188.05 feet to a point; thence South 62° 23'00" East a distance of 271.35 feet to a point; thence North 27° 37'00" East a distance of 22.00 feet to a point; thence South 62° 23'00" East a distance of 49.73 feet to a point; thence along a curve to the RIGHT, having a radius of 115.00 feet, an arc distance of 154.26 feet, and a chord bearing South 23° 57'15" East a chord distance of 142.96 feet to the POINT and PLACE OF BEGINNING.

Containing 160,350 square feet or 3.6811 acres of land, more or less.

BEING Lot 1 on said Plan, recorded in the Recorder's Office of Cumberland County, Pennsylvania in Plan Book 93 Page 85-C.

BEING Tax Parcel No. 40-09-0533-135.

BEING as to part, the same premises which 44 Carlisle SM Two Associates, L.P., a Pennsylvania limited partnership by Deed dated 12/4/2006 and recorded 12/8/2006 in the County of Cumberland in Deed Book 277 page 4598, modified by Corrective Deed dated 9/10/2007 and recorded 9/12/2007 as Instrument 200735672, conveyed unto Rite Aide of Pennsylvania, Inc., a Pennsylvania Corporation, in fee.